                                                                  Exhibit 10.14

                              AMENDED AND RESTATED
                              STOCKHOLDER AGREEMENT
                              ---------------------


         AMENDED AND RESTATED STOCKHOLDER AGREEMENT (this "Agreement") dated as of November 7, 2000 among AMCON Distributing Company, a Delaware corporation ("AMCON"), Andrew Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of AMCON ("Merger Sub"), and the stockholders of Hawaiian Natural Water Company, Inc., a Hawaii corporation (the "Company" or "HNWC"), named on Schedule I hereto (individually, a "Stockholder" and collectively, the "Stockholders").

         WHEREAS, AMCON and Merger Sub propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as amended from time to time, the "Merger Agreement"; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement) with the Company which provides, among other things, that the Company will merge with and into Merger Sub (the "Merger"); and

         WHEREAS, as of the date hereof, each Stockholder owns of record or beneficially the respective number of shares of the Company Common Stock set opposite such Stockholder's name on Schedule I hereto; and

         WHEREAS, as an essential condition to the willingness of AMCON and Merger Sub to enter into the Merger Agreement, AMCON and Merger Sub have requested that each Stockholder agree, and in order to induce AMCON and Merger Sub to enter into the Merger Agreement, each Stockholder has agreed, to enter into this Agreement with respect to (i) all the shares of the Company Common Stock owned beneficially and of record by such Stockholder as of the date hereof or of which such Stockholder may hereafter acquire record or beneficial ownership (the "Shares") and (ii) any other securities owned of record or beneficially by such Stockholder as of the date hereof or of which such Stockholder may hereafter acquire ownership of record or beneficially which may be voted by or at the direction or on behalf of the Stockholder at any meeting of the Company stockholders or with respect to which action taken without a meeting may be authorized by or at the direction or on behalf of such Stockholder by written consent (the "Other Securities");

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE I

                                VOTING AGREEMENT

         Section 1.1    Voting Agreement. Each Stockholder hereby agrees that,
                        ----------------
with respect to the Company Stockholders Meeting and any other meeting of the Company stockholders or any action to be taken by written consent the Stockholder shall:

                (a) appear in person or by proxy (or use its reasonable best efforts to cause the holder of record on any applicable record date to appear in person or by proxy) for the purpose of obtaining a quorum at the Company Stockholders Meeting and at any adjournment or postponement thereof;

                (b) vote (or cause to be voted) the Shares and the Other Securities (or, as applicable, shall execute or cause to be executed written consents in respect of the Shares and the Other Securities) in favor of the approval and adoption of the Merger Agreement, the Merger and, any other transactions or matters contemplated by the Merger Agreement, and any actions required in furtherance thereof and hereof; and

                (c) not encourage any holder of securities of the Company to vote against the approval and adoption of the Merger Agreement, the Merger or any other transactions or matters contemplated by the Merger Agreement, and not take any action, or permit any action to be taken, that would reasonably be expected to impede, interfere, or be inconsistent with, delay, postpone, discourage, disparage or otherwise adversely affect, the Merger Agreement, the Merger, this Agreement and any other transactions or matters contemplated by the Merger Agreement, or a Stockholder's obligations hereunder, including, but not limited to, the obligations of each Stockholder to vote for the approval and adoption of the Merger Agreement, the Merger and any other transactions or matters contemplated by the Merger Agreement, and to use its reasonable best efforts to consummate and make effective the transactions contemplated by this Agreement, provided that nothing in this Section 1.1 shall limit any individual Stockholder who is a director of the Company from exercising or performing any of such Stockholder's rights or duties solely in such Stockholder's capacity as a director of the Company.

         Section 1.2    Irrevocable Proxy. In order to ensure that the voting
                        -----------------
agreement set forth in Section 1.1 and the other obligations of each Stockholder hereunder will be carried out, each Stockholder hereby grants an irrevocable proxy, coupled with an interest, in the form attached hereto as Exhibit A (the "Irrevocable Proxy") to, and hereby constitutes and appoints AMCON and each of its officers as such Stockholder's sole and exclusive attorney and proxy pursuant to the provisions of Section 414-33(c) of the Hawaii Business Corporations Act, with full power of substitution, (a) to vote and otherwise act (by written consent or otherwise) with respect to the Shares and the Other Securities which such Stockholder is entitled to vote at the Company Stockholders Meeting and any other meeting of the Company Stockholders, or pursuant to any written consent in lieu of a meeting of the Company Stockholders, and at any adjournment or postponement thereof on the matters and in the manner specified in Section 1.1 and (b) to execute and deliver any and all further consents, instruments or other agreements or documents and take any and all such reasonable actions in connection with or in furtherance of the obligations of such Stockholder set forth in this Agreement and in furtherance of each of the transactions. THIS PROXY AND POWER OF ATTORNEY IS IRREVOCABLE AND COUPLED WITH AN INTEREST. Such Stockholder hereby revokes all other proxies and powers of attorney with respect to the Shares and the Other Securities that such Stockholder may have heretofore appointed or granted that would prevent such Stockholder from performing its obligations hereunder, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by such Stockholder with respect thereto. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of any Stockholder and any obligation of such Stockholder under this Agreement shall be binding upon the heirs, personal representatives, successors and permitted assigns of such Stockholder.

         Section 1.3    Evaluation of Investment. Each Stockholder, by reason
                        ------------------------
of such Stockholder's knowledge and experience in financial and business matters, is capable of evaluating the merits and risks of the investment in AMCON Common Stock to be received pursuant to the Merger, contemplated by the Merger Agreement.

         Section 1.4    Documents Delivered. The Stockholder acknowledges
                        -------------------
receipt of copies of the following documents:

                (a) the Merger Agreement and all schedules and exhibits thereto;

                (b) AMCON's Annual report on Form 10-K for the fiscal year ended September 30, 1999;

                (c)     AMCON's Proxy Statement dated January 24, 2000;

                (d) each report filed with the Securities and Exchange Commission by AMCON on Forms 8-K and 10-Q since September 30, 1999; and

                (e) any other information reasonably requested by any Stockholder concerning an evaluation of an investment in AMCON Common Stock.

Each Stockholder also acknowledges that it possesses the information relating to the Company which such Stockholder deems relevant to its investment in AMCON Common Stock should the Merger be consummated.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         Section 2.1    Representations and Warranties of Each Stockholder.
                        --------------------------------------------------
Except as set forth on the disclosure letter attached hereto, each Stockholder represents and warrants to AMCON and Merger Sub as follows:

                (a) Each Stockholder (if it is a corporation, general or limited partnership, limited liability company or other legal entity) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization. Such Stockholder has the requisite power and authority (and if a natural person, the legal capacity) to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by such Stockholder and no other proceedings on the part of such Stockholder are necessary to authorize this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder and, assuming that this Agreement constitutes a valid and binding agreement of AMCON, is a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws, now or hereafter in effect, relating to or affecting the rights and remedies of creditors generally, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or a law) and to general principles governing the duties of fiduciaries.

                (b) The execution and delivery of this Agreement by such Stockholder does not, and the performance of this Agreement by such Stockholder will not, conflict with, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or result in the creation of any Encumbrances (as defined in Section 5.1 below) on any of the assets of such Stockholder pursuant to any contract or other instrument to which such Stockholder is a party or by which such Stockholder or any of such Stockholder's assets are bound, except for any thereof that would not reasonably be expected to materially impair the ability of such Stockholder to perform such Stockholder's obligations hereunder or to consummate the transactions contemplated hereby.

                (c) There is no suit, action, investigation or proceeding pending or, to the knowledge of such Stockholder, threatened against such Stockholder at law or in equity before or by any Governmental Entity that would reasonably be expected to materially impair the ability of such Stockholder to perform such Stockholder's obligations hereunder or to consummate the transactions contemplated hereby.

                (d) Such Stockholder owns beneficially and of record the shares of Company Common Stock set forth opposite such Stockholder's name on Schedule I hereto (the "Existing Shares"). The Existing Shares constitute all the shares of the Company Common Stock owned of record or beneficially by such Stockholder. Such Stockholder has sole voting power, sole power of disposition and all other stockholder rights with respect to all the Existing Shares, with no restrictions, other than pursuant to applicable securities laws, on such Stockholder's rights of disposition pertaining thereto. Such Stockholder owns options or warrants to purchase or other securities convertible or exchangeable into or exercisable for the number of shares of such Common Stock set forth opposite such Stockholder's name on Schedule I hereto (collectively, the "Derivative Securities"). None of the Existing Shares or Derivative Securities is subject to (i) any right of first refusal or first offer, (ii) right to purchase, acquire or vote, or (iii) proxy or power of attorney, except in the case of clause (ii) or (iii) any rights created by this Agreement. Such Stockholder has good and valid title to all the Existing Shares, free and clear of all Encumbrances (other than any Encumbrance created by this Agreement).

                                  ARTICLE III

                          COVENANTS OF THE STOCKHOLDER

         Section 3.1    No Solicitation. Each Stockholder and its
                        ---------------
Representatives shall immediately cease and cause to be terminated all existing discussions or negotiations to which the Stockholder or its officers, directors, employees, agents, accountants, counsel, advisors or consultants (collectively, "Representatives") are a part relating to an Acquisition Proposal for the Company or any transaction referred to in
Section 3.1 or 3.2 with any parties conducted heretofore. From the date hereof until the Effective Time or, if earlier, the termination of the Merger Agreement pursuant to Article X thereof, each Stockholder shall not, whether directly or indirectly through Representatives or other intermediaries, and will instruct such Stockholder's Representatives not to, whether directly or indirectly through Representatives or other intermediaries, initiate, solicit or encourage (including by way of furnishing information or assistance), or take any other action to facilitate, any inquiries or the making of any proposal regarding a potential Acquisition Proposal for HNWC or any transaction referred to in Section 3.1 or 3.2, or enter into or maintain discussions or negotiate with any person regarding, in furtherance of or relating to such inquiries or the making of a proposal regarding or consummation of an Acquisition Proposal for HNWC or any transaction referred to in Section 3.1 or 3.2, or agree to or endorse any Acquisition Proposal for HNWC or any transaction referred to in Section 3.1 or 3.2, or disclose any non-public information relating to the Company to any person that has made or may reasonably be expected to make a proposal regarding an Acquisition Proposal for HNWC or any transaction referred to in Section 3.1 or 3.2 or that has advised the Company that it is or may be interested in making a proposal regarding an Acquisition Proposal for HNWC or any transaction referred to in Section 3.1 or 3.2, or authorize or permit any of such Stockholder's Representatives to take any such action, and each Stockholder shall use such Stockholder's reasonable best efforts to cause such Stockholder's Representatives not to take any such action, and each Stockholder shall promptly notify AMCON if any such inquiries or proposals are made regarding a potential Acquisition Proposal for HNWC or any transaction referred to in Section 3.1 or 3.2, and each Stockholder shall promptly inform AMCON as to the terms and details of any such inquiry or proposal (including the identity of the true party in interest making such inquiry or proposal) and, if in writing, promptly deliver or cause to be delivered to AMCON a copy of such inquiry or proposal, and each Stockholder shall keep AMCON informed, on a current basis, of the status, terms and details of any such inquiries or such proposals. Anything in this Section 3.1 to the contrary notwithstanding, nothing in this Section 3.1 shall limit any individual Stockholder who is also a director of the Company, from exercising or performing any of such Stockholder's rights or duties solely in such Stockholder's capacity as a director of the Company.

         Section 3.2    No Disposition of Shares Prior to Termination.
                        ---------------------------------------------

                (a) Each Stockholder hereby agrees that, until the Merger Agreement is terminated in accordance with Article IX thereof, and except pursuant to the Merger and any transactions contemplated by the Merger Agreement, the Stockholder shall not (i) sell, transfer, tender, assign, contribute to the capital of any Person, grant a participation in or otherwise dispose of, or create, become a party to, be bound by or permit to exist, any Encumbrance (other than any Encumbrance created by this Agreement) of any nature with respect to, any of the Shares or Other Securities or any interest therein (or agree or consent to, or offer to do, any of the foregoing), (ii) take any action that would reasonably be expected to make any representation or warranty of such Stockholder herein materially untrue or materially incorrect or have the effect of preventing or disabling such Stockholder from performing such Stockholder's obligations hereunder, or (iii) directly or indirectly, initiate, solicit or encourage any Person to take actions that would reasonably be expected to lead to the occurrence of any of the foregoing.

                (b)     Each Stockholder agrees that, so long as this Section
         3.2 shall remain in effect, such Stockholder shall not request the Company to register the transfer (book-entry or otherwise) of any certificate or uncertificated interest evidencing any Shares or Other Securities, unless such transfer is made pursuant to the Merger or the transactions contemplated by the Merger Agreement. In the event of a stock dividend or distribution, or any change in the Company Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, for all purposes of this Agreement, the term "Shares" or "Other Securities," as the case may be, shall be deemed to refer to and include the Shares or Other Securities, as the case may be, as well as all such stock dividends and distributions and any shares into which or for which any or all of such Shares or Other Securities may be changed or exchanged.

                (c) Each Stockholder hereby agrees and consents to the entry of stop transfer instructions by the Company against transfer of any Shares or Other Securities except pursuant to the transactions or the proviso set forth in Section 3.2(a) above.

         Section 3.3    Further Assurances. Each Stockholder agrees to use
                        ------------------
such Stockholder's reasonable best efforts to take, or cause to be taken, all appropriate action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including, but not limited to, the Merger or the transactions contemplated by the Merger Agreement. If any further action is necessary or desirable to carry out the purposes of this Agreement, such Stockholder shall use such Stockholder's reasonable best efforts to take all such action as promptly as practicable.

         Section 3.4    Legend. Each Stockholder will request the Company to
                        ------
have the certificates evidencing those shares which are owned of record or beneficially by such Stockholder to bear substantially the following legend and to request the Company to instruct its transfer agent to stop the transfer of any certificates bearing such legend that is not made in accordance with this Agreement:

         THE TRANSFER OF AND VOTING OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE PRIOR RIGHTS AND LIMITATIONS IMPOSED BY THE AMENDED AND RESTATED STOCKHOLDER AGREEMENT DATED AS OF NOVEMBER 7, 2000 AMONG AMCON DISTRIBUTING COMPANY, A DELAWARE CORPORATION, ANDREW MERGER SUB, INC., A DELAWARE CORPORATION, AND CERTAIN STOCKHOLDERS WHO ARE SIGNATORIES THERETO. A COPY OF SUCH AGREEMENT WILL BE FURNISHED BY THE COMPANY'S SECRETARY UPON WRITTEN REQUEST AND WITHOUT CHARGE.

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

                                   ARTICLE IV

                                   TERMINATION

         Section 4.1    Termination. This Agreement shall terminate upon any
                        -----------
termination of the Merger Agreement in accordance with Article IX thereof.

         Section 4.2    Effect of Termination. In the event that this
                        ---------------------
Agreement shall terminate pursuant to this Article IV, this Agreement shall thereafter be void and the parties hereto shall have no further rights or obligations with respect thereto, except as a result of any prior breach thereof.

                                    ARTICLE V

                                   DEFINITIONS

         Section 5.1    Definitions. For purposes of this Agreement:
                        -----------

                (a) "beneficially own" or "beneficial ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Securities beneficially owned by one Person shall include securities beneficially owned by all other Persons with whom such Person would constitute a "group" within the meaning of Section 13(d)(3) of the Exchange Act.

                (b) "Person" shall mean an individual, corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

                (c) "Encumbrance" means any pledge, security interest, lien, claim, encumbrance, mortgage, charge, hypothecation, option, right of first refusal or offer, community property right, other marital right, preemptive right, voting agreement, voting trust, proxy, power of attorney, escrow, option, forfeiture, penalty, action at law or in equity, security agreement, shareholder agreement or other agreement, arrangement, contract, commitment, understanding or obligation, or any other restriction, qualification or limitation on the use, transfer, right to vote, right to dissent, and seek appraisal, receipt of income or other exercise of any attribute of ownership, except for those which do not or could not reasonably be expected to, individually or in the aggregate, impair the ability of such Stockholder to perform such Stockholder's obligations hereunder or to consummate the transactions contemplated hereby.

                                   ARTICLE VI

                                  MISCELLANEOUS

         Section 6.1    Severability. If any term or other provision of this
                        ------------
Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the

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

economic or legal substance of this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

         Section 6.2    Entire Agreement. This Agreement constitutes the
                        ----------------
entire agreement between Parent and each Stockholder with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between AMCON and such Stockholder with respect to the subject matter hereof.

         Section 6.3    Counterparts. This Agreement may be executed and
                        ------------
delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

         Section 6.4    Assignment. Neither this Agreement nor any rights or
                        ----------
interests hereunder shall be assigned by any Stockholder (whether by operation of law or otherwise) without the prior written consent of AMCON. AMCON may assign, in its sole discretion, its rights hereunder to any direct or indirect wholly owned subsidiary or affiliate of AMCON, but no such assignment shall relieve AMCON of its obligations hereunder if such assignee does not perform such obligations.

         Section 6.5    Amendments. This Agreement may not be amended,
                        ----------
supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the parties hereto.

         Section 6.6    Notices. All notices, requests, claims, demands and
                        -------
other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, facsimile transmission, mail (registered or certified mail, postage prepaid, return receipt requested), or courier service providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

                If to Stockholder, in accordance with the information set forth on Schedule I hereto.

                If to AMCON:

                        AMCON Distributing Company
                        10228 L Street
                        Omaha, Nebraska 68127
                        Attention: President
                        Telephone: (402) 331-3727
                        Fax:

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

                copies to:

                        Stinson, Mag & Fizzell, P.C.
                        1201 Walnut, Suite 2800
                        Kansas City, MO 64106
                        Attention: John A. Granda, Esq.
                        Telephone (816) 691-3188
                        Fax: (816) 691-3495

or to such other address as the person to whom notice is given may have previously furnished the others in writing in the manner set forth above.

         Section 6.7    No Third Party Beneficiaries. This Agreement is not
                        ----------------------------
intended to be for the benefit of, and shall not be enforceable by, any person or entity not a party hereto.

         Section 6.8    Specific Performance. Each of the parties hereto
                        --------------------
acknowledges that a breach by it of any agreement contained in this Agreement may cause the other party to sustain damage for which it may not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach the aggrieved party may be entitled to the remedy of specific performance of such agreement and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

         Section 6.9    Remedies Cumulative. All rights, powers and remedies
                        -------------------
provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

         Section 6.10   No Waiver. The failure of any party hereto to exercise
                        ---------
any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon strict compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

         Section 6.11   Governing Law.
                        -------------

                (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

                (b) Each party hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery in the State of Delaware in any action, suit or proceeding arising in connection with this Agreement, and agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on forum non conveniens or any other objection to venue therein); provided, however, that such consent to jurisdiction is solely for the purpose referred to in this subsection (b) and shall not be deemed to be a general submission to the jurisdiction of such court or in the State of Delaware other than for such purposes.

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         Section 6.12   Waiver of Jury Trial. EACH OF AMCON, MERGER SUB AND
                        --------------------
EACH STOCKHOLDER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF PARENT OR SUCH STOCKHOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF.

         Section 6.13   Descriptive Headings. The descriptive headings used
                        --------------------
herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                      AMCON DISTRIBUTING COMPANY



                                      By:  /s/ William F. Wright
                                           ------------------------------------
                                               Name: William F. Wright
                                               Title:  Chairman of the Board


                                      HAWAIIAN NATURAL WATER
                                      COMPANY, INC.



                                      By:  /s/ Marcus Bender
                                           ------------------------------------
                                               Name: Marcus Bender
                                               Title:  President


                                      STOCKHOLDERS:

                                      HSC, Inc.


                                      By: /s/ Michael Chagani
                                          -------------------------------------
                                              Title: Treasurer

                                      Hawaii Brewery Development Company, Inc.


                                      By: /s/ Marcus Bender
                                          -------------------------------------
                                              Title: President

                                      /s/ Marcus Bender
                                      -----------------------------------------
                                      Marcus Bender


                                      /s/ Dennis Harris
                                      -----------------------------------------
                                      Dennis Harris


                                      /s/ Wilhelm Kuhlmann
                                      -----------------------------------------
                                      Wilhelm Kuhlmann


                                      /s/ Keijiro Sorimachi
                                      -----------------------------------------
                                      Keijiro Sorimachi

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
                                         SCHEDULE I



                           Shares Owned and           Derivative
 Name of Stockholder     Certificate Number(s)     Securities Owned     Address for Notices
 -------------------     ---------------------     ----------------     -------------------

HSC, Inc.                424,056

Hawaii Brewery           729,264
Development
Company, Inc.

Marcus Bender            647,965                   483,333

Dennis Harris            263,040

Wilhelm Kuhlmann         1,243,600                 1,188,932

Keijiro Sorimachi        119,090
